Exhibit 99.1

Applied DNA Sciences Closes up to $58 Million Private Placement; Announces Initial BNB Holdings Valued at Over $17 Million

Company Officially Launches Yield-Focused Digital Asset Treasury Strategy

Streamlines Operations, Achieving Approximately $2.9 Million in Annualized Cost Savings

STONY BROOK, N.Y. – October 22, 2025 - Applied DNA Sciences, Inc. (NASDAQ: BNBX) (“Applied DNA”, “BNBX” or the “Company”), a biotechnology company advancing a yield focused BNB digital asset treasury strategy and commercializing nucleic acid production solutions, today announced the successful close of its previously announced private investment in public equity (“PIPE”) financing led by institutional DeFi and TradFi investors.

The PIPE resulted in gross proceeds of approximately $27 Million to the Company, before deducting placement agent fees and other offering expenses, with the potential for up to an additional $31 million in gross proceeds in the future from warrant exercises.

Gross proceeds from the PIPE included $15.3 Million in cash and stablecoins and units of the OBNB trust valued at $11.71 million1. The Company received 0.126 units of OBNB trust per prefunded warrant and common warrant for a total of 435,638 trust units representing underlying ownership of 10,647 BNB tokens. The prefunded warrants and warrants issued in exchange for the OBNB trust units are not exercisable until the receipt of stockholder approval and the OBNB units are transferred to the Company with marketable title free and clear of any security interests, pledges, liens, restrictions, claims or encumbrances.

The Company also announced today that it purchased an additional 4,908 BNB tokens with an estimated total value of $5.3M as of 10:00pm ET on October 20, 2025.

“We are excited to launch our yield-focused BNB treasury strategy with significant direct and BNB equivalent token exposure,” said Patrick Horsman, CFA, Chief Investment Officer. “We see BNB as the next institutional grade blockchain and believe we’re well positioned to capitalize on its future growth.”

1 As of October 20, 2025

The Company intends to use the PIPE net proceeds to continue implementation of its BNB treasury strategy, support working capital needs, and cover transaction-related expenses.

“In addition to launching our digital asset treasury, we believe we have taken decisive steps to streamline our cost structure and position the Company for long-term sustainability” said Clay Shorrock, CEO of Applied DNA Sciences. “By aligning resources with strategic priorities, we believe we are well-positioned to execute with discipline, deliver durable value to shareholders, and advance our differentiated mission.”

Advisors

Lucid Capital Markets acted as sole placement agent for the Offering.

McDermott Will & Schulte LLP is acting as legal advisor to the Company.

Ellenoff, Grossman & Schole LLP is acting as legal advisor to Lucid Capital Markets.

Ruskin Moscou Faltischek PC is acting as legal advisor to Cypress Management.

Securities Disclaimer

The offering is being made in reliance on an exemption from the registration requirement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder, and applicable state securities laws. Accordingly, the securities offered in the private placement may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirement of the Securities Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Applied DNA Sciences

Applied DNA Sciences (BNBX) is unlocking institutional-grade access to the Binance ecosystem – delivering high-yield, risk-managed exposure to the future of blockchain through a transparent, actively managed BNB treasury. BNBX’s differentiated strategy blends sophisticated DeFi yield generation with Binance-native opportunities, unlocking access to high-performance digital assets for investors traditionally excluded from this space. The Company is also commercializing proprietary nucleic acid production solutions for the biopharmaceutical and diagnostics markets.

Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. Forward-looking statements are statements other than historical facts and address various matters including, without limitation, statements relating to the assets to be held by the Company, the expected future market, price and liquidity of the digital assets the Company acquires, the intended use of proceeds from the offering, statements regarding the potential for and amount of additional cash proceeds from warrant exercise, the macro and political conditions surrounding digital assets, the Company’s plan for value creation and strategic advantages, market size, market position, and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future announcements and priorities, expectations regarding management, future financial and operating condition and performance, the expected financial impacts of the proposed transactions described herein and other projections or statements of plans and objectives.

These forward-looking statements are based on current expectations, estimates, assumptions, and projections, and involve known and unknown risks, uncertainties, and other factors—many of which are beyond the Company’s control—that may cause actual results, performance, or achievements to differ materially from those expressed or implied by such statements. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, failure to realize the anticipated benefits of the proposed digital asset treasury strategy; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of BNB and other cryptocurrencies; the illiquidity of the OBNB units owned by the Company, risks related to the Company’s ability to raise and deploy capital effectively; risks relating to an unproven yield generation strategy, the risk that the price of the Company’s common stock may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks related to the unknown returns, liquidity and/or token accumulation that the Company’s BNB treasury strategy will generate; risks relating to market volatility, cybersecurity and custody of digital assets, potential changes in laws or accounting standards relating to cryptocurrency, and regulatory developments affecting BNB or other digital assets; as well as those risks and uncertainties identified in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements.

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Investor Relations contact: John Ragozzino Jr., CFA BnB@icrinc.com

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X: APDN

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